Exhibit 10.1(d)

ACKNOWLEDGMENT OF

INTELLECTUAL PROPERTY COLLATERAL LIEN

This Acknowledgment of Intellectual Property Collateral Lien (this “Acknowledgment”) is dated as of November 14, 2005, by each of Evolving Systems, Inc., a Delaware corporation (“ESI”), Telecom Software Enterprises, LLC, a Colorado limited liability company (“TSE”) and Evolving Systems Holdings, Inc. (“ESH,” and together with ESI and TSE, individually and collectively, the “Grantor”), in favor of CapitalSource Finance LLC, a Delaware limited liability company, as Agent for the Lenders (as defined below) under the Loan Agreements (as defined below) (in such capacities, “Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to (i) that certain Credit Agreement (as the same exists and may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the “US Loan Agreement”), dated as of the date hereof, among Grantor, the other Credit Parties named therein, Secured Party and the Lenders named therein (the “US Lenders”) and (ii) that certain Revolving Facility Agreement (as the same exists and may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the “UK Loan Agreement,” and together with the US Loan Agreement, the “Loan Agreements”), dated as of the date hereof, among Evolving Systems Ltd., Evolving Systems Holdings Ltd, the other Credit Parties named therein, Secured Party, as Agent, and the Lenders named therein (the “UK Lenders,” and together with the US Lenders, the “Lenders”), the Lenders have agreed to provide loans to each of the Borrowers under the Loan Agreements; and

WHEREAS, pursuant to the terms of the Security Agreement (as defined in the Loan Agreement), Grantor granted to Secured Party, for itself and the benefit of the Lenders, certain liens on the Collateral to secure its Obligations (as defined in the Security Agreement) under the Loan Agreement and the Guaranty (as defined in the Security Agreement); and

WHEREAS, pursuant to the terms of the Security Agreement, Grantor is required to execute and deliver this Acknowledgment in favor of Secured Party, for itself and the benefit of the Lenders;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Secured Party and Lenders to enter into the Loan Documents and to make the loans thereunder, Grantor hereby agrees with Secured Party as follows:

Section 1.              Defined Terms.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Security Agreement or, to the extent the same are used or defined therein, the meanings provided in Article 9 of the UCC in effect on the date hereof.  Whenever the context so requires, each reference to gender includes the masculine and feminine, the singular number includes the plural and vice versa.  This Acknowledgment shall mean such agreement as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, from time to time.  Unless otherwise specified, all accounting terms not defined in the Loan Documents shall have the meanings given to such terms in and shall be interpreted in accordance with GAAP.

References in this Acknowledgment to any Person shall include such Person and its successors and permitted assigns.

Section 2.              Reaffirmation of Grant of Security Interest in Intellectual Property Collateral.  Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of Grantor, hereby reaffirms its grant to Secured Party, for itself and the benefit of the Lenders, of a first priority security interest in the Collateral, and further collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to Secured Party, for itself and the benefit of the Lenders, and grants to Secured Party, for itself and the benefit of the Lenders, a lien on and security interest in all of its right, title and interest in, to and under the following Collateral of Grantor (herein referred to as “Intellectual Property Collateral”):

(a)           all of its owned Trademarks and any Trademark Licenses to which it is a party, including those referred to on Schedule I hereto;

(i)            all renewals, reissues, continuations or extensions of the foregoing;

(ii)           all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License;

(iii)          all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present, future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License;

(b)           all of its Copyrights and any Copyright Licenses to which it is a party, including those referred to on Schedule II hereto;

(i)            all renewals, reissues, continuations or extensions of the foregoing; and

(ii)           all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present, future infringement or dilution of any Copyright or Copyright licensed under any Copyright License; and

(c)           all of its Patents and any Patent Licenses to which it is a party, including those referred to on Schedule III hereto;

(i)            all renewals, reissues, continuations or extensions of the foregoing; and

(ii)           all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Patent License.

Section 3.              Acknowledgment.  The security interests reaffirmed herein are granted in conjunction with the security interest granted to Secured Party, for itself and the benefit of the Lenders, pursuant to the Security Agreement and Grantor hereby acknowledges and affirms that the rights and remedies of Secured Party and Lenders with respect to the security interest in the Intellectual Property Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent that there is any conflict or inconsistency between this Acknowledgment and the Security Agreement, the terms and conditions of the Security Agreement shall govern.

IN WITNESS WHEREOF, Grantor has caused this Acknowledgment of Intellectual Property Collateral Lien to be executed and delivered by its duly authorized offer as of the date first set forth above.

EVOLVING SYSTEMS, INC., as a Grantor

By:	/s/Brian R. Ervine
Name: Brian R. Ervine
Title: Executive Vice President, Chief Financial and Administrative Officer

TELECOM SOFTWARE ENTERPRISES, LLC, as a Grantor

By:	/s/Brian R. Ervine
Name: Brian R. Ervine
Title: Executive Vice President, Chief Financial and Administrative Offic

EVOLVING SYSTEMS HOLDINGS, INC., as a Grantor

By:	/s/Brian R. Ervine
Name: Brian R. Ervine
Title: Executive Vice President, Chief Financial and Administrative Offic

Accepted and Agreed:

CAPITALSOURCE FINANCE LLC, as Secured Party

By:	/s/Steven A. Museles
Name: Steven A. Museles
Title: Senior Vice President

SCHEDULE I
to
ACKNOWLEDGMENT OF INTELLECTUAL PROPERTY LIEN
TRADEMARK REGISTRATIONS

A.            REGISTERED TRADEMARKS

Including Mark Reg. No. and Date

Type of Trademark	Jurisdiction	Number	Holder	Date Granted	Description

Service Mark	United States	2,197,486	Evolving Systems, Inc.	Oct. 20, 1998	Evolving Systems

Trademark	United States	2,355,550	Evolving Systems, Inc.	June 6, 2000	Evolving Systems

Trademark	United States	2,357,983	Evolving Systems, Inc.	June 13, 2000	Evolving Systems Logo (design)

Trademark	United States	2,196,447	Evolving Systems, Inc.	Oct. 13, 1998	OrderPath

Trademark	United States	2,510,765	Evolving Systems, Inc.	Nov. 20, 2001	NumberManager

Trademark	United States	2,673,290	Evolving Systems, Inc.	Jan. 7, 2003	NumeriTrack

Trademark and Service Mark	United States	2,388,101	Evolving Systems, Inc.	Sept. 19, 2000	What the World of Telecom is Coming to

Trademark Supplemental Register	United States	1,836,474	Evolving Systems, Inc.	May 10, 1994	Evolving Systems

Trademark	United States	2,930,141	Evolving Systems, Inc.	March 8, 2005	ServiceXpress

Trademark	Canada	TMA0530757	Evolving Systems, Inc.	Aug. 3, 2000	EVOLVING SYSTEMS and Design

Trademark	Canada	TMA0530911	Evolving Systems, Inc.	Aug. 9, 2000	EVOLVING SYSTEMS

Trademark	Canada	TMA0530826	Evolving Systems, Inc.	Aug. 8, 2000	NODEMASTER

Trademark	Canada	TMA0530777	Evolving Systems, Inc.	Aug. 7, 2000	NUMBERMANAGER

Trademark	Canada	TMA0530912	Evolving Systems, Inc.	Aug. 9, 2000	ORDERPATH

Trademark	Canada	TMA0530778	Evolving Systems, Inc.	Aug. 7, 2000	WHAT THE WORLD OF TELECOM IS COMING TO

Trademark	European Community	2350692	Evolving Systems, Inc.	Sept. 16, 2002	OmniPresence Server

Trademark	State of Colorado	19991083946	Telecom Software Enterprises, LLC	May 3, 1999	ServiceLink

Trademark	State of Colorado	19991083945	Telecom Software Enterprises, LLC	May 3, 1999	LNP WebLink

B.            TRADEMARK APPLICATIONS

None

C.            TRADEMARK LICENSES

None.

D.            LIST OF URLS/DOMAIN NAMES:

evolving.com

evolvinglearning.com

telecomse.com

SCHEDULE II
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ACKNOWLEDGMENT OF INTELLECTUAL PROPERTY LIEN
COPYRIGHT REGISTRATIONS

A.            REGISTERED COPYRIGHTS

Including Copyright Reg. No. and Date

None.

B.            COPYRIGHT APPLICATIONS

None.

C.            COPYRIGHT LICENSES

Including Name of Agreement, Parties and Date of Agreement

None.

SCHEDULE III
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ACKNOWLEDGMENT OF INTELLECTUAL PROPERTY LIEN
PATENT REGISTRATIONS

A.            REGISTERED PATENTS

County	Holder	Name	Registration Number

United States	Evolving Systems, Inc.	Systems and Method for Providing Network Element Management Functionality for Managing and Provisioning Network Elements Associated with Number Portability	6,122,362

United States	Evolving Systems, Inc.	Systems and Methods for Providing Order and Service Mediation for Telecommunications Systems	6,169,793 B1

United States	Evolving Systems, Inc.	Apparatus and Method for Extracting Presence, Location and Availability Data from a Communication Device Deployed in a Network	6,662,015 B2

B.            PATENT LICENSES

None.

SCHEDULE III
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ACKNOWLEDGMENT OF INTELLECTUAL PROPERTY LIEN
PATENT REGISTRATIONS

A.            PATENT APPLICATIONS

County	Applicant	Name	Application Number

United States	Evolving Systems, Inc.	Presence, Location and Availability Communication System and Method	10/144,107

United States	Evolving Systems, Inc.	Test Harness for Enterprise Application Integration Environment	10/665,076